SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  January 29, 2003


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

 Massachusetts                      0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

     On January 29, 2003 Life Partners Holdings, Inc. issued a press release announcing Standards & Poors Listing. The press release is filed as an exhibit to this current report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  January 29, 2003              By:/s/Dana Yarbrough
                                        ----------------------------------------
                                        Dana Yarbrough
                                        (Principal  Accounting  Officer)

                                  EXHIBIT INDEX

     Exhibit 99.1     Press Release dated December 4, 2002

Exhibit 99.1

LIFE  PARTNERS  HOLDINGS  INC.  ANNOUNCES  STANDARD  &  POORS  LISTING

WACO, Texas -- (BUSINESS WIRE) -- Jan. 29, 2003 -- Life Partners Holdings, Inc. (OTC\BB:LPHI <http://finance.yahoo.com/q?s=lphi.ob&d=t> - News
<http://biz.yahoo.com/n/l/lphi.ob.html>)  today   announced  that  effective  on
January 22, 2002, it received approval for listing in Standard & Poors' Corporation Records, a daily news publication published by Standard & Poors, a division of the McGraw-Hill Companies, Inc. ("S & P").

Standard & Poor's Corporation Records is a recognized securities manual for secondary trading in approximately 35 states, under the Blue Sky Laws. Available in various formats, this service provides the financial community with direct access to relevant, up-to-the minute corporate information on various companies, including Life Partners Holdings, Inc. and will enhance the company's visibility within the financial community. S & P is recognized as a leading provider of critical decision making information and related services to the global equity and debt markets. Life Partners Holdings, Inc., through its operating subsidiaries, is a licensed provider of viatical and life settlements, collectively referred to as Rated Assignments for Value (RAVs). Since its inception of business in 1991, Life Partners Holdings, Inc. has successfully arranged over 4,600 of these transactions for its investor client base of over 10,000 individuals and institutions.

Safe Harbor -- This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Contact:
     Life  Partners  Holdings,  Inc.
     Dana  Yarbrough,  1-800-368-5569
     dyarbrough@lifepartnersinc.com  <mailto:dyarbrough@lifepartnersinc.com>